SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material pursuant to §240.14a-12

ECB BANCORP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Haxton, Inc. P.O. Box 9142 GENERAL BROKER Farmingdale, NY 11735 Ricky Campana P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 11717 الماليالالالالالالالالا FLASHID-JOB# 30# Your Vote Counts! ECB BANCORP, INC. 2025 Annual Meeting Vote by May 20, 2025 11:59 PM ET You invested in ECB BANCORP, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 21, 2025. Get informed before you vote View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 07, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. PV For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 21, 2025 4:30 PM EDT 419 Broadway Everett, Massachusetts 02149 *If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Control # XXXX XXXX XXXX XXXX ECB BANCORP, INC. 2025 Annual Meeting Vote by May 20, 2025 11:59 PM ET Voting Items 1. Election of Directors (Three-Year Terms): Nominees: 01 Dennis J. Leonard 02 Dr. Maura Sullivan 2. Ratification of the selection of Wolf & Company, P.C. as the Company's independent registered public accounting firm for the year ending December 31, 2025. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Under New York Stock Exchange rules, brokers may vote "routine" matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your Instructions, even if the broker's discretionary vote has already been given, provided your Instructions are received prior to the meeting date. FLASHID-JOB# Board Recommends For For 1.00000 322,224 148,294

196516 ECB Bancorp, Inc. Notice Rev1 Front ECB BANCORP, INC. c/o Continental Proxy Services 1 State Street, New York NY 10004 2025 You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. ECB Bancorp, Inc. 419 Broadway Everett, Massachusetts 02149 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS to be held on May 21, 2025 *Shareholders are cordially invited to attend the Annual Meeting and vote in person. Dear Shareholder, At the meeting, you will need to request a ballot to vote your shares. The 2025 Annual Meeting of Shareholders of ECB Bancorp, Inc. will be held at the Company's main office located at 419 Broadway, Everett, Massachusetts 02149, on Wednesday, May 21, 2025 at 4:30 p.m. (local time). Proposals to be considered at the Annual Meeting: (1) The election of two directors to serve for a term of three years; (2) The ratification of the selection of Wolf & Company, P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025; and (3) To address such other matters as may properly come before the 2025 annual meeting or any adjournment or postponement thereof. The Board of Directors recommends a vote "FOR❞ all nominees under Proposal 1, and "FOR" Proposal 2. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares. Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares. The Proxy Materials are available for review at: https://www.cstproxy.com/ecbbancorp/2025 CONTROL NUMBER

196516 ECB Bancorp, Inc. Notice Rev1 Back ECB Bancorp, Inc. 419 Broadway Everett, Massachusetts 02149 2025 Important Notice Regarding the Availability of Proxy Materials For the 2025 Annual Meeting of Shareholders to be Held On May 21, 2025 The following Proxy Materials are available to you to review at: https://www.cstproxy.com/ecbbancorp/2025 the Company's Annual Report for the year ended December 31, 2024 the Company's 2025 Proxy Statement the Proxy Card any amendments to the foregoing materials that are required to be furnished to shareholders This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 7, 2025 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-888-266-6791, or By logging on to https://www.cstproxy.com/ecbbancorp/2025 or By email at: proxy@continentalstock.com Please include the company name and your control number in the subject line.